UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2012

POPULAR, INC.

(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO	001-34084	66-0667416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 MUNOZ RIVERA AVENUE HATO REY, PUERTO RICO		00918
(Address of principal executive offices)		(Zip code)

(787) 765-9800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Popular, Inc. (the “Corporation”) held its Annual Meeting of Stockholders on April 27, 2012. The matters considered and voted on by the Corporation’s stockholders at the Annual Meeting and the results of the vote of the stockholder were as follows:

Proposal 1

To elect three directors for a three-year term:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Alejandro M. Ballester	737,013,155	10,231,505	3,663,465	176,606,953
Richard L. Carrión	648,230,344	99,772,870	2,904,911	176,606,953
Carlos A. Unanue	733,458,900	12,878,474	4,570,751	176,606,953

To elect one director for a one-year term:

David E. Goel	738,318,034	9,243,716	3,346,375	176,606,953

Proposal 2

To authorize and approve an amendment to the Corporation’s Restated Certificate of Incorporation to effect a 1-for-10 reverse stock split of the Corporation’s outstanding common stock, together with a corresponding reduction in the number of authorized shares of common stock.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

868,609,719	53,062,427	5,842,932	0

Proposal 3

To approve an advisory vote of the Corporation’s executive compensation program.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

727,836,947	16,335,202	6,735,976	176,606,953

Proposal 4

To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Corporation for 2012.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

910,999,117	15,385,815	1,130,146	0

As a participant in the Capital Purchase Program of the United States Treasury’s Troubled Asset Relief Program, the Corporation is required to submit yearly to stockholders the vote related to the Corporation’s advisory vote on executive compensation program. Therefore, no proposal was submitted for a vote of stockholders in connection with the frequency of stockholder advisory votes on executive compensation.

The press release issued by the Corporation in connection with the results of the 2012 Annual Meeting of Stockholders is included as Exhibit 99.1 hereto.

Item 8.01 Other Events

On April 30, 2012 the Corporation announced that the proposed 1-for-10 reverse split of its common stock was approved by its stockholders at the Annual Meeting of Stockholders held on April 27, 2012. The reverse stock split is expected to become effective as of 11:59 p.m. Atlantic Standard Time on May 29, 2012. The press release issued by the Corporation in connection with the reverse stock split is included as Exhibit 99.2 hereto.

Item 9.01.	Financial Statements and Exhibits.

99.1	Annual Meeting press release dated April 30, 2012

99.2	Reverse stock split press release dated April 30, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.
(Registrant)

Date: May 2, 2012	By:	/s/ Jorge J. García
Jorge J. García Senior Vice President and Corporate Comptroller